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                                                                    EXHIBIT 99.3



                                RULE 438 CONSENT


         In accordance with Rule 438 under the Securities Act of 1933, as amended, the undersigned hereby consents to being named as a prospective director of Glacier Bancorp, Inc. ("Glacier") in the Registration Statement on Form S-4 filed by Glacier with the Securities and Exchange Commission on November 5, 1999.


                                               /s/ Jon W. Hippler
                                        ----------------------------------------
                                        Jon W. Hippler



                                        November 3, 1999